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Exhibit 10.10

        May 27, 2004
Phoenix, Arizona

MULTIPLE ADVANCE PROMISSORY NOTE

        FOR VALUE RECEIVED, the undersigned, jointly and severally, (each a "Maker") promise to pay upon demand to the order of First Community Financial Corporation, an Arizona Corporation ("FCFC"), at its office located in Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of **EIGHT HUNDRED THOUSAND and No/100** Dollars ($800,000.00). The unpaid principal balance of this obligation at any time shall be the total amount advanced hereunder by the holder hereof, less the amount of payments made hereon by or for the undersigned.

        Interest shall be charged on the unpaid principal balance from the date hereof (and computed on the basis of a 12-month, 360 day year) at a rate (the "Note Rate") equal to the greater of 9.00% per annum; or the sum of 5.00% per annum plus the prime rate (whether or not it is the lowest rate actually charged by such bank) announced by Bank One Arizona, Phoenix, Arizona, from time to time. In the event such prime rate is from time to time hereafter changed, the above rate of interest shall correspondingly be adjusted as of the effective date of the prime rate change.

        Interest shall be payable upon demand or, if no demand is made, monthly on the first day of each month, commencing with the first day of the month following the initial advance hereunder until all principal and interest hereunder have been fully paid, and shall be fully paid at the maturity. The first interest payment shall include all interest accrued to the date thereof. All obligations hereunder (including principal, interest, costs and fees) not discharged when due or upon demand for payment shall bear interest, until paid in full, at a per annum rate equal to four percent (4%) per annum higher than the Note Rate.

        At the option of the holder, the holder may demand payment of all obligations hereunder, all of which shall be deemed to have become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived, upon the occurrence of any of the following events: (i) any sum owing hereunder is not paid as agreed; (ii) the undersigned defaults in the payment of any sum or in the event of a breach in any representation, warranty or covenant by the undersigned as set forth in the Accounts Receivable Security Agreement dated May 27, 2004, executed by the undersigned and FCFC or any Rider attached thereto, as the same may be amended, modified or extended from time to time (the "Security Agreements"); (iii) the undersigned defaults in the payment of any sum or breaches any representation, warranty or covenant under any other financing agreement now or hereafter executed between the undersigned and FCFC; or (iv) the holder in good faith believes that there is a material impairment of the prospect of repayment of its obligations or that there is a material impairment of the value or priority of FCFC's security interest.

        No provision of this Note or any other aspect of the transaction of which this Note is a part is intended to or shall require or permit the holder, directly or indirectly, to take, receive, contract for or reserve, in money, goods or things in action, or in any other way, any interest (including amounts deemed by law to be interest, such amounts to then be deemed to be an addition to the rate of interest agreed upon) in excess of the maximum rate of interest permitted by law in the State of Arizona as of the date hereof. If any such excess shall nevertheless be provided for, or be adjudicated by a court of competent jurisdiction to be provided for, the undersigned shall not be obligated to pay such excess but, if paid, then such excess shall be applied against the unpaid principal balance of this Note or, to the extent that the principal balance has been paid in full by reason of such application or otherwise, such excess shall be remitted to the undersigned. In the event any amount determined to be excessive interest is applied against the unpaid principal balance of this Note, and thereafter the rate of interest accruing under this Note is less than the rate permitted by law, this Note shall thereafter accrue interest at such highest lawful rate until such time as the amount accrued at the interest rate differential equals the amount of excessive interest previously applied against principal.

        The undersigned hereby agrees: (a) to any and all extensions and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of any of the undersigned to the holder hereof; (b) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of any of the undersigned to the holder hereof; (c) to offsets of any sums or property owed to them or any of them by the holder hereof any time; (d) to pay the holder hereof upon demand any and all costs, expenses and fees in enforcing payment hereof, including reasonable attorneys' fees, incurred before, after or irrespective of whether suit is commenced; and (e) that this Note shall be governed by the laws of the State of Arizona.

        The undersigned represents and warrants that the indebtedness represented by this Note is for commercial or business purposes.

        This Note is and shall be secured by a security interest granted or to be granted by the undersigned to FCFC in certain assets of the undersigned as set forth in the Security Agreements or pursuant to any other financing agreement now or hereafter executed between the undersigned and FCFC.

Deja Foods, Inc., a Nevada corporation
By:	/s/ DAVID FOX David Fox
Its:	President

FIRST COMMUNITY
FINANCIAL CORPORATION

PROMISSORY NOTE MODIFICATION AGREEMENT

Modification #1

Date: May 31, 2005	Borrower:	Deja Foods, Inc., a Nevada corporation
Obligation #00011

        The undersigned ("Borrower"), is indebted to First Community Financial Corporation ("Lender") under that certain Multiple Advance Promissory Note, dated May 27, 2004, in the original principal amount of $800,000.00, which has been amended and modified from time to time (the "Note").

        Borrower and Lender hereby agree that the Note shall be modified in the following respects:

        1)    Effective June 2, 2005, the maximum line limit shall be increased to **ONE MILLION AND NO/100** DOLLARS ($1,000,000.00).

        2)    All other terms and conditions remain unchanged.

Except as amended hereby, the Note (as the same may have been amended from time to time) shall continue in full force and effect and is hereby ratified and confirmed.

        DATED this 31st day of May, 2005.

Deja Foods, Inc., a Nevada corporation		First Community Financial Corporation, an Arizona corporation
"Borrower"		"Lender"
By:	/s/ DAVID FOX David Fox	By:	/s/ JAMES C. ADAMANY James C. Adamany
Its:	President	Its:	President

$25,000.00	May 27, 2004 Phoenix, Arizona

PROMISSORY NOTE

        FOR VALUE RECEIVED, Deja Foods, Inc., a Nevada corporation ("Maker"), promises to pay to the order of First Community Financial Corporation, an Arizona Corporation ("FCFC"), at its office located in Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of **TWENTY FIVE THOUSAND and No/100** Dollars ($25,000.00).

        Interest shall be charged on the unpaid principal balance from the date hereof (and computed on the basis of a 12-month, 360 day year) at a rate (the "Note Rate") equal to the greater of 9.00% per annum; or the sum of 5.00% per annum plus the prime rate (whether or not it is the lowest rate actually charged by such bank) announced by Bank One Arizona, Phoenix, Arizona, from time to time. In the event such prime rate is from time to time hereafter changed, the above rate of interest shall correspondingly be adjusted as of the effective date of the prime rate change.

        Principal and interest shall be payable on demand, or if no demand is made, as follows:

  In equal, successive installments of principal of $2,500.00 dollars each, commencing June 4, 2004 and continuing on the Friday of each week thereafter until August 6, 2004 at which time the entire unpaid principal balance shall be paid in full, together with all accrued interest and expenses, if any, due to the holder hereof.

  Interest on the unpaid principal balance shall be payable on the 10th day of each month commencing July 10, 2004 and continuing on the same day of each month thereafter until all principal and interest hereunder have been fully paid.

        All obligations hereunder (including principal, interest, costs and fees) not discharged when due shall bear interest until paid in full, at a per annum rate equal to the sum of the Note Rate and four percent (4%) per annum. In addition, in the event that any payment is not paid within ten (10) days after the same shall become due, and FCFC does not exercise its option to accelerate the maturity of this Note, a late charge of five percent (5%) of the overdue payment or twenty five dollars ($25.00), whichever is greater, may be charged by FCFC for the purpose of defraying the costs and expenses instant to such delinquency.

        Upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder is not paid as agreed; (ii) Maker breaches any representation, warranty or covenant under any other agreement, document or record now or hereafter executed between Maker and FCFC; or (iii) the holder hereof in good faith believes that there is a material impairment of the prospect of repayment of the obligations or that there is a material impairment of the value or priority of any security interest securing the obligations hereunder.

        No provision of this Note or any other aspect of the transaction of which this Note is a part is intended to or shall require or permit the holder, directly or indirectly, to take, receive, contract for or reserve, in money, goods or things in action, or in any other way, any interest (including amounts deemed by law to be interest, such amounts to then be deemed to be an addition to the rate of interest agreed upon) in excess of the maximum rate of interest permitted by law in the State of Arizona as of the date hereof. If any such excess shall nevertheless be provided for, or be adjudicated by a federal or state court of competent jurisdiction to be provided for, Maker shall not be obligated to pay such excess, but, if paid, then such excess shall be applied against the unpaid principal balance hereunder or, to the extent that the principal balance has been paid in full by reason of such application or otherwise, such excess shall be remitted to Maker.

        Maker hereby agrees: (a) to any and all extensions and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of any of Maker to the holder hereof; (b) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of any of Maker to the holder hereof; (c) to offsets of any sums or property owed to them or any of them by the holder hereof at any time; (d) to pay the holder hereof upon demand any and all costs, expenses and fees in enforcing payment hereof, including reasonable attorneys' fees, incurred before, after or irrespective of whether suit is commenced, and, in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury; (e) that this Note shall be governed by the laws of the State of Arizona, without regard to principles of conflicts of law.

        Maker represents and warrants that the indebtedness represented by this Note is for commercial or business purposes.

        In consideration for establishing this Loan on the terms and conditions provided for herein, Maker agrees to pay to FCFC upon the execution hereof a commitment and funding fee of $375.00, which shall be deemed earned and non-refundable upon payment thereof.

Deja Foods, Inc., a Nevada corporation
By:	/s/ DAVID FOX David Fox
Its:	President

$140,000.00	December 8, 2004 Phoenix, Arizona

PROMISSORY NOTE

        FOR VALUE RECEIVED, Deja Foods, Inc., a Nevada corporation ("Maker"), promises to pay to the order of First Community Financial Corporation, an Arizona Corporation ("FCFC"), at its office located in Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of **ONE HUNDRED FORTY THOUSAND and No/100** Dollars ($140,000.00).

        Interest shall be charged on the unpaid principal balance from the date hereof (and computed on the basis of a 12-month, 360 day year) at a rate (the "Note Rate") equal to the greater of 9.00% per annum; or the sum of 5.00% per annum plus the prime rate (whether or not it is the lowest rate actually charged by such bank) announced by JP Morgan Chase, from time to time. In the event such prime rate is from time to time hereafter changed, the above rate of interest shall correspondingly be adjusted as of the effective date of the prime rate change.

        Principal and interest shall be payable on demand, or if no demand is made, as follows:

  In equal, successive installments of principal of $17,500.00 dollars each, commencing December 17, 2004 and continuing on the Friday of each week thereafter until February 4, 2005 at which time the entire unpaid principal balance shall be paid in full, together with all accrued interest and expenses, if any, due to the holder hereof.

  Interest on the unpaid principal balance shall be payable on the 10th day of each month commencing January 10, 2005 and continuing on the same day of each month thereafter until all principal and interest hereunder have been fully paid.

        All obligations hereunder (including principal, interest, costs and fees) not discharged when due shall bear interest until paid in full, at a per annum rate equal to the sum of the Note Rate and four percent (4%) per annum. In addition, in the event that any payment is not paid within ten (10) days after the same shall become due, and FCFC does not exercise its option to accelerate the maturity of this Note, a late charge of five percent (5%) of the overdue payment or twenty five dollars ($25.00), whichever is greater, may be charged by FCFC for the purpose of defraying the costs and expenses instant to such delinquency.

        Upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder is not paid as agreed; (ii) Maker breaches any representation, warranty or covenant under any other agreement, document or record now or hereafter executed between Maker and FCFC; or (iii) the holder hereof in good faith believes that there is a material impairment of the prospect of repayment of the obligations or that there is a material impairment of the value or priority of any security interest securing the obligations hereunder.

        No provision of this Note or any other aspect of the transaction of which this Note is a part is intended to or shall require or permit the holder, directly or indirectly, to take, receive, contract for or reserve, in money, goods or things in action, or in any other way, any interest (including amounts deemed by law to be interest, such amounts to then be deemed to be an addition to the rate of interest agreed upon) in excess of the maximum rate of interest permitted by law in the State of Arizona as of the date hereof. If any such excess shall nevertheless be provided for, or be adjudicated by a federal or state court of competent jurisdiction to be provided for, Maker shall not be obligated to pay such excess, but, if paid, then such excess shall be applied against the unpaid principal balance hereunder or, to the extent that the principal balance has been paid in full by reason of such application or otherwise, such excess shall be remitted to Maker.

        Maker hereby agrees: (a) to any and all extensions and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of any of Maker to the holder hereof; (b) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of any of Maker to the holder hereof; (c) to offsets of any sums or property owed to them or any of them by the holder hereof at any time; (d) to pay the holder hereof upon demand any and all costs, expenses and fees in enforcing payment hereof, including reasonable attorneys' fees, incurred before, after or irrespective of whether suit is commenced, and, in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury; (e) that this Note shall be governed by the laws of the State of Arizona, without regard to principles of conflicts of law.

        Maker represents and warrants that the indebtedness represented by this Note is for commercial or business purposes.

        In consideration for establishing this Loan on the terms and conditions provided for herein, Maker agrees to pay to FCFC upon the execution hereof a commitment and funding fee of $1,400.00, which shall be deemed earned and non-refundable upon payment thereof.

Deja Foods, Inc., a Nevada corporation
By:	/s/ DAVID FOX David Fox
Its:	President

$400,000.00	January 27, 2005 Phoenix, Arizona

PROMISSORY NOTE

        FOR VALUE RECEIVED, Deja Foods, Inc., a Nevada corporation ("Maker"), promises to pay to the order of First Community Financial Corporation, an Arizona Corporation ("FCFC"), at its office located in Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of **FOUR HUNDRED THOUSAND and No/100** Dollars ($400,000.00).

        Interest shall be charged on the unpaid principal balance from the date hereof (and computed on the basis of a 12-month, 360 day year) at a rate (the "Note Rate") equal to the greater of 9.00% per annum; or the sum of 5.00% per annum plus the prime rate (whether or not it is the lowest rate actually charged by such bank) announced by JP Morgan Chase, from time to time. In the event such prime rate is from time to time hereafter changed, the above rate of interest shall correspondingly be adjusted as of the effective date of the prime rate change.

        Principal and interest shall be payable on demand, or if no demand is made, as follows:

  In equal, successive installments of principal of $20,000.00 dollars each, commencing February 4, 2005 and continuing on the Friday of each week thereafter until June 10, 2005at which time the entire unpaid principal balance shall be paid in full, together with all accrued interest and expenses, if any, due to the holder hereof.

  Interest on the unpaid principal balance shall be payable on the 10th day of each month commencing February 10, 2005 and continuing on the same day of each month thereafter until all principal and interest hereunder have been fully paid.

        All obligations hereunder (including principal, interest, costs and fees) not discharged when due shall bear interest until paid in full, at a per annum rate equal to the sum of the Note Rate and four percent (4%) per annum. In addition, in the event that any payment is not paid within ten (10) days after the same shall become due, and FCFC does not exercise its option to accelerate the maturity of this Note, a late charge of five percent (5%) of the overdue payment or twenty five dollars ($25.00), whichever is greater, may be charged by FCFC for the purpose of defraying the costs and expenses instant to such delinquency.

        Upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder is not paid as agreed; (ii) Maker breaches any representation, warranty or covenant under any other agreement, document or record now or hereafter executed between Maker and FCFC; or (iii) the holder hereof in good faith believes that there is a material impairment of the prospect of repayment of the obligations or that there is a material impairment of the value or priority of any security interest securing the obligations hereunder.

        No provision of this Note or any other aspect of the transaction of which this Note is a part is intended to or shall require or permit the holder, directly or indirectly, to take, receive, contract for or reserve, in money, goods or things in action, or in any other way, any interest (including amounts deemed by law to be interest, such amounts to then be deemed to be an addition to the rate of interest agreed upon) in excess of the maximum rate of interest permitted by law in the State of Arizona as of the date hereof. If any such excess shall nevertheless be provided for, or be adjudicated by a federal or state court of competent jurisdiction to be provided for, Maker shall not be obligated to pay such excess, but, if paid, then such excess shall be applied against the unpaid principal balance hereunder or, to the extent that the principal balance has been paid in full by reason of such application or otherwise, such excess shall be remitted to Maker.

        Maker hereby agrees: (a) to any and all extensions and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of any of Maker to the holder hereof; (b) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of any of Maker to the holder hereof; (c) to offsets of any sums or property owed to them or any of them by the holder hereof at any time; (d) to pay the holder hereof upon demand any and all costs, expenses and fees in enforcing payment hereof, including reasonable attorneys' fees, incurred before, after or irrespective of whether suit is commenced, and, in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury; (e) that this Note shall be governed by the laws of the State of Arizona, without regard to principles of conflicts of law.

        Maker represents and warrants that the indebtedness represented by this Note is for commercial or business purposes.

        In consideration for establishing this Loan on the terms and conditions provided for herein, Maker agrees to pay to FCFC upon the execution hereof a commitment and funding fee of $30,000.00, which shall be deemed earned and non-refundable upon payment thereof.

Deja Foods, Inc., a Nevada corporation
By:	/s/ DAVID FOX David Fox
Its:	President

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MULTIPLE ADVANCE PROMISSORY NOTE